Exhibit 10.1
(English Translation)
Loan Agreement

THIS LOAN AGREEMENT, dated July 25, 2009, made in Changshu, People’s Republic of China (“China”) by and between:
Lender (Party A): Lifang Chen
Borrower (Party B): Sutor Technology Group Limited
Address: No 8, Huaye Road, Dongbang Industrial Park
Changshu, China 215534.

Background

       WHEREAS, Party B desires to receive funds for its business activities; and Party A desires to provide Party B with a loan in the amount of $200,000. Party A and Party B enter into this Loan Agreement (this "Agreement") on the principle of equality and mutual benefit.

ARTICLE I
AMOUNT AND TERM OF LOAN

        1.1. Party A agrees, subject to the terms and conditions of this Agreement, to extend a loan in the aggregate amount of $200,000, with an interest rate of 2% per year payable at maturity, to Party B (the "Loan"). In case of applicable law requires adjustment of the interest rate, the parties shall adjust the interest rate accordingly after friendly negotiation.

      1.2. The term of the Loan shall be one year, commencing from the execution date hereof, that is, from July 25, 2009 until July 25, 2010.

        1.3. Party B shall repay, in full and in cash, Party A the Loan and interest accrued from the date Party A disburses the Loan up to but not including the payment date within 15 days after the maturity date. Party B may request extension of the Loan by submitting a request to Party A at least 60 day before the maturity date. The terms of the extension of the Loan shall be based on friendly negotiation by both sides.

ARTICLE II
METHOD OF BORROWING AND USE OF LOAN PROCEEDS

       2.1 Within 5 business days after execution of this Agreement, Party A shall make available to Party B the full amount of the Loan to the account designated by Party B.

       2.2 Party B shall not use such Loan for any purposes in violation of Chinese laws and regulations, otherwise Party A may at any time require Party B to repay the Loan.

ARTICLE III
PARTY A's REPRESENTATIONS AND WARRANTIES

   Party A hereby represents and warrants to Party A that:

        3.1. Party A is a legal citizen of the People's Republic of China, has all the necessary rights, power and capability to enter into an perform all the duties and obligations hereunder, and that this Agreement shall be binding upon Party A after the execution hereof.

ARTICLE V
PARTY B's REPRESENTATIONS AND WARRANTIES

        4.1. Party B is a company established and existing under the laws of the State of Nevada, United States of America, and has all the necessary rights, power and capability to enter into and perform all the duties and obligations hereunder, and that this Agreement shall be binding upon Party B after the execution hereof.

ARTICLE VI
BREACH

       If this Agreement or any portion hereof can not be performed due to negligence of any Party hereto, such Party shall be held liable for breach, and the other Party shall have the right to terminate this Agreement. If both Parties have breached, each of Party A and Party B shall be liable to the extent the loss and damage is caused by such party’s breach.

ARTICLE VII
DISPUTE RESOLUTION

       Any dispute arising out of or in connection with this Agreement shall be settled by friendly discussions. In case an agreement cannot be reached, any party may summit the dispute to the court that has the jurisdiction over the matter. The contract takes effect upon signing by both parties. This agreement cannot terminate without approval in writing by both parties.

ARTICLE VIII
COUNTERPARTS

       This Agreement shall be signed in two originals, each of Party A and Party B shall hold one original thereof, with the same legal effect, and shall become effective after being signed by both Parties.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above in Changshu, China.

Lender (Party A): Lifang Chen

Date July 25, 2009

Signature: /s/ Lifang Chen

Borrower (Party B): Sutor Technology Group Limited

Date July 25, 2009

Signature: (seal)